T. Rowe Price California Tax-Free Money Fund

T. Rowe Price New York Tax-Free Money Fund

Supplement to Prospectuses and Summary Prospectuses Dated July 1, 2020

On March 8, 2021, the Board of Directors of the T. Rowe Price State Tax-Free Funds, Inc. approved a plan of reorganization pursuant to which the California Tax-Free Money Fund and New York Tax-Free Money Fund (each a “Fund”) will each transfer substantially all of their respective assets and liabilities to the T. Rowe Price Tax-Exempt Money Fund (the “Acquiring Fund”) in exchange for the corresponding share class of equal value of the Fund (each a “Reorganization”).

Each Reorganization is subject to approval by the respective Fund’s shareholders. Each Fund’s shareholders at the close of business on May 31, 2021, the “record date,” will be eligible to vote on the proposed Reorganization for their Fund. It is anticipated that proxy materials and voting instructions will be mailed to shareholders of record at the end of June, and a special joint shareholder meeting is expected to be held on August 11, 2021. Detailed information regarding each proposed Reorganization and the Acquiring Fund will be provided in the proxy materials. If the proposal for each Fund is approved by a majority of the Fund’s shareholders on August 11, 2021, each Reorganization is expected to close on or around August 23, 2021, at which point each Fund’s shareholders will receive shares of the corresponding share class of the Acquiring Fund representing the same total value as their shares of their Fund on the business day immediately preceding the closing. Each Reorganization is not a taxable event, but redeeming or exchanging shares of the Fund prior to the Reorganization may be a taxable event depending on your individual tax situation.

Following each Reorganization, the shares of the Acquiring Fund received by each Fund will be distributed to the respective Fund’s shareholders in complete liquidation of the Fund. Each Fund and the Acquiring Fund have same portfolio manager and similar performance history. The Funds differ from the Acquiring Fund in that each Fund invests primarily in municipal securities within their respective named-state and maintain an investment objective that requires 80% of its income to be exempt from their respective state taxes. The Acquiring Fund does not focus on specific state or municipal securities or tax exemptions. In addition, the Acquiring Fund does not permit investments subject to the alternative minimum tax (“AMT”), whereas the Funds allow for 20% of their income to be derived from securities subject to the AMT. Please refer to the proxy materials for more information about the differences between each Fund and the Acquiring Fund. To allow for potentially greater economies of scale and to reduce inefficiencies resulting, the Funds and the Acquiring Fund’s Boards of Directors unanimously determined that (i) participation in the transactions is in the best interest of shareholders of each Fund and the Acquiring Fund and (ii) the interests of existing shareholders of each Fund will not be diluted as a result of the transactions.

In anticipation of each Reorganization, subject to shareholder approval of the applicable Reorganization on August 11, 2021, each Fund will close to new accounts and will no longer accept purchases of additional shares from existing shareholders on August 13, 2021.

The date of this supplement is March 16, 2021.

G26-041 3/16/21